UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2025

Mobivity Holdings Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3133 West Frye Road, # 215
Chandler, Arizona 85226
(Address of principal executive offices) (Zip Code)

(877) 282-7660
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Convertible Note Offering

On July 31, 2025, Mobivity Holdings Corp. (the “Company”) entered into a convertible promissory note purchase agreement (the “Agreement”) with two accredited investors and/or their affiliates, Thomas B. Akin, a member of the Company’s Board of Directors (“Board”), and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s common stock, $0.001 par value (“Common Stock”) (collectively, the “Investors”). Pursuant to the Agreement, the Company received $3.85 million in proceeds and issued senior secured convertible promissory notes (each a “Convertible Note” and collectively, the “Convertible Notes”) in the aggregate principal amount of $3.85 million. The Convertible Notes were issued as part of a convertible note offering authorized by the Company’s special committee (the “Special Committee”) of the board of directors (the “Board”) to raise up to $4.0 million from the issuance of Convertible Notes (the “Offering”). Messrs. Akin and Terker invested $2.35 million and $1.5 million, respectively, in the Offering. The Company will use the proceeds from the sale of the Convertible Notes for working capital for general corporate purposes and for the proposed Reverse Stock Split (as defined below).

The Convertible Notes have a stated maturity date of July 31, 2028, bear interest at a simple rate equal to 15% per annum until conversion or repayment. Accrued interest on the Convertible Notes will be payable quarterly in Common Stock based on the volume-weighted average price (“VWAP”) of the Common Stock quoted on the OTCQB® Venture Market operated by OTC Markets Group Inc. over the 90 trading days as of the last day of the applicable quarter.

The Convertible Notes may be optionally converted at the written election of the Investor to have all or part of the outstanding principal and/or accrued but unpaid interest under the applicable Convertible Note into shares of the Common Stock at a conversion price equal to 90% of the VWAP of the Company’s publicly traded common stock on the date of conversion, if the Company is publicly listed, or if the Company is not publicly traded, the conversion price shall be 90% of the VWAP on announcement date of the Corporate Transaction (as described below) (collectively, the “Conversion Price”).

The outstanding principal and accrued but unpaid interest on Convertible Notes will automatically convert into Common Stock at the Conversion Price in the event that the Company conducts a Qualified Financing (defined below) prior to the maturity date of the Convertible Notes. Under the Convertible Notes, a “Qualified Financing” means the first transaction or series of related transactions in which the Company, on or before the maturity of the Convertible Notes, (i) sells any of its equity securities, (ii) receives a cash infusion related to the negotiation of, or entering into, a strategic partnership, and (iii) receives gross proceeds to the Company of at least $5,000,000 (excluding the amount attributable to the conversion of the Convertible Notes).

In addition, in the event of a Corporate Transaction, as described below, the Investor shall elect either (i) a cash payment equal to the outstanding principal and accrued but unpaid interest under the Convertible Notes or (ii) convert the Convertible Notes into shares of a newly created preferred stock of the Company, upon terms mutually agreed between the Company and Investor, including that the preferred stock would have full ratchet anti-dilution protection against the first subsequent capital raise of at least $5,000,000, at the Conversion Price. A “Corporate Transaction” means: (1) the closing of the sale, transfer or other disposition, in a single transaction or series of related transactions, of all or substantially all of the Company’s assets; (2) the consummation of a merger or consolidation of the Company with or into another entity (except a merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold a majority of the outstanding voting securities of the capital stock of the Company or the surviving or acquiring entity immediately following the consummation of such transaction); (3) the closing of the transfer (whether by merger, consolidation or otherwise), in a single transaction or series of related transactions, to a “person” or “group” (within the meaning of Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the Company’s capital stock if, after such closing, such person or group would become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the outstanding voting securities of the Company (or the surviving or acquiring entity) or (4) the Company ceases to be a reporting company under the Exchange Act.  For the avoidance of doubt, a transaction will not constitute a “Corporate Transaction” if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately prior to such transaction. Notwithstanding the foregoing, the sale of equity securities in a bona fide financing transaction will not be deemed a “Corporate Transaction.”

The issuance and sale of the Convertible Notes and conversion shares thereunder (collectively, the “Securities”) have not been, and will not upon issuance be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Securities were issued and sold in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act, based on the following facts: each of the Investors has represented that it is an accredited investor as defined in Rule 501(a) promulgated under the Securities Act, that it is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws and that it has sufficient investment experience to evaluate the risks of the investment; the Company used no advertising or general solicitation in connection with the issuance and sale of the Securities to the Investors; and, the Securities will be issued as restricted securities.

The Company did not engage any underwriter or placement agent in connection with the Convertible Notes Offering.

Convertible Note Amendments

As previously announced, on March 17, 2025, the Company entered into a convertible promissory note purchase agreement (the “March Agreement”) with four accredited investors, including Thomas B. Akin, a member of the Company’s Board, and Bruce E. Terker, an owner of 5% or more of the outstanding shares of the Company’s Common Stock. Pursuant to the March Agreement, the Company received $2.0 million in proceeds and issued senior secured convertible promissory notes (each a “March Convertible Note” and collectively, the “March Convertible Notes”) in the aggregate principal amount of $2.0 million. Contemporaneously with the Offering, the March Convertible Notes were amended by the Company and holders of the March Convertible Notes to conform the conversion provisions of the March Convertible Notes to the Convertible Notes pursuant to the Amendment No. 1 to Senior Secured Convertible Promissory Notes (the “March Convertible Note Amendment”), dated July 31, 2025.

Amendment to Convertible Notes under Existing Credit Agreement

As previously announced, the Company and Thomas B. Akin entered into that certain Amended and Restated Credit Facility Agreement, dated as of November 11, 2022, as amended by that certain Amendment No. 1 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of January 31, 2023, as further amended by that certain Amendment No. 2 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of May 3, 2024, as further amended by that certain Amendment No. 3 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of August 13, 2024, as further amended by that certain Amendment No. 4 to Amended and Restated Credit Facility Agreement and Convertible Notes, dated as of November 21, 2024 (the “Existing Credit Agreement”). Advances under the Existing Credit Agreement were evidenced by the terms of one or more convertible notes (the “Existing Notes”). Contemporaneously with the Offering, the Existing Notes were amended by the Company and Mr. Akin to conform the conversion provisions of the Existing Notes to the Convertible Notes pursuant to the Amendment No. 5 to Convertible Notes (the “Amendment No. 5 to Existing Notes”), dated July 31, 2025.

The preceding description of the Agreement, Convertible Notes, March Convertible Note Amendment and the Amendment No. 5 to Existing Notes is qualified in its entirety by reference to the copies of such documents filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 above is incorporated into this Item 3.02 by reference.

Item 8.01	Other Events

On July 31, 2025, a Special Committee of the Board consisting entirely of independent and disinterested directors, approved a transaction whereby the Company would effect a reverse stock split of the Company’s shares of common stock, in conjunction with terminating the Company’s public company reporting obligations, subject to obtaining the requisite approval of the Company’s stockholders at a Special Meeting of Stockholders to be held for that purpose, which is currently expected to occur in September 2025.

Specifically, the Special Committee approved a transaction whereby the Company would effect a 1-for-25,000 reverse stock split of the Company’s common stock (the “Reverse Stock Split”). If the proposal is approved, at the effective time of the Reverse Stock Split each share of common stock owned by a stockholder in any one account holding fewer than 25,000 shares immediately prior to the Reverse Stock Split will be automatically converted into the right to receive $0.29 in cash for each such share owned immediately prior to the Reverse Stock Split, without interest (the “Cash Payment”), and such stockholders (“Cashed Out Stockholders”) will no longer be stockholders of the Company. Stockholders owning shares of common stock in any one account holding 25,000 or more shares immediately prior to the effective time of the Reverse Stock Split (“Continuing Stockholders”) will remain stockholders of the Company and, to the extent any Continuing Stockholder owns a number of pre-split shares that is greater than 25,000 but is not evenly divisible by 25,000, then the fractional shares of such stockholder resulting from the proposed Reverse Stock Split would be cashed out at the Cash Payment. The Company estimates that approximately 3,481,673 shares of the Company’s common stock (representing approximately 4.7% of the shares of common stock currently outstanding) would be cashed out in the Reverse Stock Split and the aggregate cost to the Company of the Reverse Stock Split would be approximately $1,500,000. This amount includes approximately $1,009,685 needed to cash out fractional shares that would otherwise result from the Reverse Stock Split in respect of Cashed Out Stockholders (and the Cash Payment owed to certain Continuing Stockholders in lieu of fractional shares), and approximately $300,000 of legal, solicitation, filing, and other costs needed to effect the Reverse Stock Split. This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of common stock by our stockholders.

The Reverse Stock Split will be submitted to a vote of the Company’s stockholders at a Special Meeting of Stockholders to be called for that purpose. The Special Committee has instructed the Company’s management to prepare and file a preliminary proxy statement with respect to the Reverse Stock Split. The affirmative majority vote of our common stock present and voting at the Special Meeting is required for the adoption of the Reverse Stock Split proposal and, accordingly, to approve the Reverse Stock Split.

The Reverse Stock Split is a Rule 13e-3 transaction. A “Rule 13e-3 transaction” is any transaction or series of transactions (involving a securities purchase, tender offer, or specified proxy solicitation) by an issuer or an affiliate of the issuer, which has a reasonable likelihood or purpose of directly or indirectly (i) causing any registered class of equity securities to be eligible for termination of registration, or eligible for termination or suspension of reporting obligations; or (ii) causing any listed class of equity securities to cease to be listed on a national securities exchange.

As of July 30, 2025, the Company’s directors and executive officers owned approximately 37% of the issued and outstanding shares of the Company’s common stock and are expected to vote “FOR” the Reverse Stock Split. The terms and contemplated timeline of the Reverse Stock Split, including the manner of determining the fair value for shares to be cashed out in the Reverse Stock Split, will be set forth in the preliminary proxy statement and a transaction statement on Schedule 13E-3 filed by the Company outlining the Reverse Stock Split. The Reverse Stock Split may be considered a “going private” transaction as defined in Rule 13e-3 promulgated under the Exchange Act, as it is part of a plan to terminate the registration of (or “deregister”) the Company’s common stock under Section 12(g) of the Exchange Act and suspend the Company’s duty to file periodic reports and other information with the U.S. Securities and Exchange Commission (the “SEC”) under Section 13(a) thereunder.

If effected, the Reverse Stock Split would apply directly to record holders of the Company’s common stock. Persons who hold shares of the Company’s common stock in “street name” are encouraged to contact their bank, broker or other nominee for information on how the Reverse Stock Split may affect any shares of the Company’s common stock held for their account. If you hold in “street name” fewer than 25,000 shares in any one account, the Reverse Stock Split may apply indirectly to your shares as described in the proxy statement to be filed in connection with the Reverse Stock Split.

The Special Committee may abandon the Reverse Stock Split at any time prior to the effectiveness of the Reverse Stock Split, even after stockholder approval, if the Special Committee determines in its business judgment that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

The Company’s Chairman of the Board, Thomas B. Akin, and members of senior management of the Company may purchase or sell shares of common stock of the Company in the open market following the public announcement of the Reverse Stock Split. Any such purchases or sales will be reported on Form 4 and Schedule 13D to the extent required by law. These purchases and sales may increase or decrease the price of the Company’s common stock.

Additional Information and Where to Find It

THIS CURRENT REPORT ON FORM 8-K IS ONLY A BRIEF DESCRIPTION OF THE REVERSE STOCK SPLIT. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS, INCLUDING A SCHEDULE 13E-3, WITH THE SEC CONCERNING THE REVERSE STOCK SPLIT. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO A SPECIAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC, INCLUDING THE COMPANY’S SCHEDULE 13E-3 AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE. THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO MOBIVITY HOLDINGS CORP., 101 N COLORADO ST #3116, CHANDLER, ARIZONA 85225, ATTENTION: CORPORATE SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Reverse Stock Split. Information concerning such participants will be set forth in the proxy statement to be filed by the Company in connection with the special meeting of stockholders to vote on the Reverse Stock Split. To the extent that holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts to be printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the Reverse Stock Split will be included in the proxy statement to be filed by the Company with the SEC in connection with the Reverse Stock Split.

Safe Harbor for Forward-Looking Statements

Certain statements and assumptions in this Current Report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” or other similar words or expressions. Additionally, statements regarding the following subjects are forward-looking by their nature: our ability to hold a special meeting of stockholders at which our stockholders approve the Reverse Stock Split; our ability to effect the Reverse Stock Split (even if stockholder approval is obtained); our business and investment strategy; anticipated or expected benefits from the Reverse Stock Split; and our ability to obtain future financing arrangements. Such forward-looking statements include statements about the perceived benefits and costs of the Reverse Stock Split, the number of shares of the Company’s common stock that are expected to be cashed out in the Reverse Stock Split and the timing and stockholder approval of the Reverse Stock Split. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the Reverse Stock Split are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the Reverse Stock Split, SEC regulatory review of the Company’s filings related to the Reverse Stock Split, and the continuing determination of the Special Committee that the Reverse Stock Split is in the best interests of the Company and its stockholders. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in the Company’s filings with the SEC.

The forward-looking statements included in this Current Report are only made as of the date of this Current Report. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Convertible Promissory Note Purchase Agreement
10.2	Form of Convertible Promissory Note
10.3	Form of Amendment to Senior Secured Convertible Promissory Note
10.4	Form of Amendment No. 5 to Existing Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain of the schedules (and similar attachments) to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain material information and that information is not otherwise disclosed in the exhibit or the disclosure document. The registrant hereby agrees to furnish a copy of all omitted schedules (or similar attachments) to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobivity Holdings Corp.

Date: August 5, 2025	By:	/s/ Skye Fossey-Tomaske
Skye Fossey-Tomaske
Interim Chief Financial Officer